SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549


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                                 FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




      Date of report (Date of earliest event reported):  April 9, 2001




                      JONES LANG LASALLE INCORPORATED
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          (Exact name of registrant as specified in its charter)




   Maryland                    001-13145                 36-4150422
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(State or other         (Commission File Number)      (IRS Employer
jurisdiction of                                       Identification No.)
incorporation)




200 East Randolph Drive, Chicago, IL                           60601
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(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:         (312) 782-5800




                              Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

      In preparation for the Annual Meeting of Stockholders to be held
May 14, 2001, Jones Lang LaSalle Incorporated sent to stockholders at the close of business on the record date (March 28, 2001) a Notice of Meeting and Proxy Statement, the Annual Report on Form 10-K for the year ended December 31, 2000 and a separate Annual Report 2000. A copy of the Annual Report 2000 is filed as an exhibit to this Form 8-K and incorporated by reference herein.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     EXHIBITS

     The following exhibit is included with this Report:

      99.1. Jones Lang LaSalle Annual Report 2000



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                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: April 9, 2001                JONES LANG LASALLE INCORPORATED



                                    By:    /s/ Peter C. Roberts
                                           ------------------------------
                                    Name:  Peter C. Roberts

                                    Title: Executive Vice President and
                                           Chief Financial Officer












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                               EXHIBIT INDEX
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Exhibit 99.1      Jones Lang LaSalle Annual Report 2000